Exhibit 10.2

Execution Version

FIRST AMENDMENT TO LOAN AGREEMENT

This FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of May 5, 2017 by and among CURO Receivables Finance I, LLC, a Delaware limited liability company (the “Borrower”), CURO Receivables Holdings I, LLC, a Delaware limited liability company (the “Guarantor”, and collectively with the Borrower, the “Credit Parties”), the Lenders party hereto and Victory Park Management, LLC, as administrative agent and collateral agent for the Lenders and the Holders (in such capacity, the “Agent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Loan Agreement dated as of November 17, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Borrower, the Guarantor and the Agent are parties to that certain Guaranty and Security Agreement dated as of November 17, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”); and

WHEREAS, the Credit Parties, the Lenders and the Agent desire to amend certain provisions of the Loan Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Loan Agreement. Subject to the terms and conditions of this Amendment, including the satisfaction of the conditions precedent set forth in Section 2 hereof, the Loan Agreement is amended as follows:

(a) The definition of “Excess Concentration Amounts” set forth in Section 1.1 of the Loan Agreement is hereby amended by deleting the following sections in their entirety and substituting the following therefor (changes are in italics):

…

“(a) Aggregate Eligible Receivables where the original term is greater than 9 months in excess of 81% until November 8, 2017 or such later date as may be agreed to by the Agent in its sole discretion and 75% thereafter of the Principal Receivables balance of all Aggregate Eligible Receivables as of such date;”

…

“(g) The Principal Receivables balance of the Aggregate Eligible Receivables with the longest original term until the weighted average original term to maturity of all the remaining Aggregate Eligible Receivables (i.e., excluding such longest original maturity Aggregate Eligible Receivables) is at or below 33 months until November 8, 2017 or such later date as may be agreed to by the Agent in its sole discretion and 30 months thereafter;”

…

“(k) Aggregate Eligible Receivables originated in the State of California in excess of 65% until November 8, 2017 or such later date as may be agreed to by the Agent in its sole discretion and 60% thereafter of the Principal Receivables balance of all Aggregate Eligible Receivables as of such date.”

(b) The definition of “Trailing Excess Yield” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and substituting the following definition of “Minimum Monthly Annualized Net Yield” therefor in alphabetical order:

“Minimum Monthly Annualized Net Yield” means, as of any date of determination, the product of (a) expressed as a percentage equal to a fraction, (i) the numerator of which is the sum of Collections constituting interest and fees minus Net Loss with respect to all Curo Receivables for such fiscal month, and (ii) the denominator of which is the aggregate principal balance of all Eligible Receivables at the opening of such fiscal month and (b) twelve.

(c) Section 6.4(a) of the Loan Agreement is hereby amended by deleting the following section in its entirety and substituting the following therefore (changes are in italics):

“(a) Minimum ~~Three-Month Rolling Average~~ Monthly Annualized ~~Excess~~ Net Yield. The ~~Trailing Excess Yield~~ Minimum Monthly Annualized Net Yield calculated as of the last day of each fiscal month shall not be less than ~~225%~~ 70%.

2. Conditions Precedent. This Amendment shall become effective upon the satisfaction in full of each of the following conditions:

(a) the Borrower shall have executed and delivered, or caused to be delivered, to the Agent evidence satisfactory to the Agent that the Borrower shall pay to the Agent on the date hereof all fees and other amounts due and owing thereon under this Amendment and the other Credit Documents; and

(b) the representations and warranties of the Credit Parties contained herein shall be true and correct except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

3. General Release. In consideration of the Agent’s agreements contained in this Amendment, each Credit Party hereby irrevocably releases and forever discharge the Lenders, the Holders and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants, attorneys, managers, investment managers, principles and portfolio companies (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had or now has against Agent, any Lender, any Holder or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender, any Holder or any other Released Person relating to the Loan Agreement, the Guaranty or any other Credit Document on or prior to the date hereof.

4. Representations and Warranties of the Credit Parties. To induce the Agent to execute and deliver this Amendment, each Credit Party represents, warrants and covenants that:

(a) The execution, delivery and performance by each Credit Party of this Amendment and all documents and instruments delivered in connection herewith have been duly authorized by all necessary action required on its part, and this Amendment and all documents and instruments delivered in connection herewith are legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with its terms except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(b) Each of the representations and warranties set forth in the Credit Documents is true and correct on and as of the date hereof as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Credit Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof.

(c) Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby or thereby does or shall (i) result in a violation of any Credit Party’s certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other governing documents, or the terms of any capital stock or other equity interests of any Credit Party; (ii) conflict with, or constitute a breach or default (or an event which, with notice or lapse of time or both, would become a breach or default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which any Credit Party is a party; (iii) result in any “price reset” or other material change in or other modification to the terms of any Indebtedness, Equity Interests or other securities of any Credit Party; or (iv) result in a violation of any law, rule, regulation, order, judgment or decree.

(d) No Event of Default has occurred or is continuing under this Amendment or any other Credit Document.

5. Ratification of Liability. Each Credit Party, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such party grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, under the Loan Agreement, the Guaranty or any other Credit Document, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each Credit Document to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Credit Documents to which it is a party as security for the obligations under or with respect to the Loan Agreement, the Notes and the other Credit Documents, and confirms and agrees that such liens and security interests hereafter secure all of the obligations under the Credit Documents, including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Credit Document. Each Credit Party further agrees and reaffirms that the Credit Documents to which it is a party now apply to all obligations as modified hereby (including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Credit Document). Each such party (a) further acknowledges receipt of a copy of this Amendment and all other agreements, documents, and instruments executed or delivered in connection herewith, (b) consents to the terms and conditions of same, and (c) agrees and acknowledges that each of the Credit Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Holder or the Agent, nor constitute a waiver of any provision of any of the Credit Documents nor constitute a novation of any of the obligations under the Credit Documents.

6. Reference to and Effect Upon the Credit Documents.

(a) Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Documents, and all rights of the Lenders, the Holders and the Agent and all of the obligations under the Credit Documents, shall remain in full force and effect. Each Credit Party hereby confirms that the Credit Documents are in full force and effect, and that no Credit Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any Credit Document or the Credit Parties’ obligations thereunder.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment and any consents or waivers set forth herein shall not directly or indirectly: (i) create any obligation to make any further loans or to defer any enforcement action after the occurrence of any Event of Default; (ii) constitute a consent or waiver of any past, present or future violations of any Credit Document; (iii) amend, modify or operate as a waiver of any provision of any Credit Document or any right, power or remedy of any Lender, any Holder or the Agent or (iv) constitute a course of dealing or other basis for altering any obligations under the Credit Documents or any other contract or instrument. Except as expressly set forth herein, each Lender, each Holder and the Agent reserve all of their rights, powers, and remedies under the Credit Documents and applicable law. All of the provisions of the Credit Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived previously, are hereby reinstated.

(c) From and after the date hereof, (i) the term “Agreement” in the Loan Agreement, and all references to the Loan Agreement in any Credit Document shall mean the Loan Agreement, as amended by this Amendment and (ii) the term “Credit Documents” defined in the Loan Agreement shall include, without limitation, this Amendment and any agreements, instruments and other documents executed or delivered in connection herewith.

7. Costs and Expenses. The Credit Parties shall reimburse each Lender, each Holder and the Agent, as the case may be, promptly on demand for all reasonable and documented out-of-pocket fees, costs, charges and expenses, including the fees, costs and expenses of counsel and other expenses incurred in connection with this Amendment as provided in Section 10.7 of the Loan Agreement.

8. Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of New York, without giving effect to its conflicts of law principles other than §5-1401 and 5-1402 of the New York General Obligations Law. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY.

9. No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures of the parties hereto transmitted by facsimile or by electronic media or similar means shall be deemed to be their original signature for all purposes.

11. Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; provided that if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Amendment in all other respects shall remain valid and enforceable.

12. Further Assurances. The parties hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

13. Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, each party has caused its signature page to this Amendment to be duly executed as of the date first written above.

BORROWER:	CURO RECEIVABLES FINANCE I, LLC

	By:	/s/ Roger Dean
	Name:	Roger Dean
	Title:	Executive VP & CFO

AGENT:	VICTORY PARK MANAGEMENT, LLC

	By:	/s/ Scott R. Zemnick
	Name:	Scott R. Zemnick
	Title:	Authorized Signatory

[SIGNATURE PAGES CONTINUE]

[Signature Page to First Amendment to Loan Agreement]

LENDERS:	VPC SPECIALTY FINANCE FUND I, L.P.

	By:	/s/ Scott R. Zemnick
	Name:	Scott R. Zemnick
	Title:	Authorized Signatory

VPC INVESTOR FUND B, L.P.

	By:	/s/ Scott R. Zemnick
	Name:	Scott R. Zemnick
	Title:	Authorized Signatory

VPC SPECIALTY LENDING FUND (NE), L.P.

	By:	/s/ Scott R. Zemnick
	Name:	Scott R. Zemnick
	Title:	Authorized Signatory

VPC SPECIALTY LENDING FUND (NE), LTD.

	By:	/s/ Scott R. Zemnick
	Name:	Scott R. Zemnick
	Title:	Authorized Signatory

VPC SPECIALTY LENDING INVESTMENTS PLC

	By:	/s/ Scott R. Zemnick
	Name:	Scott R. Zemnick
	Title:	Authorized Signatory

VPC SPECIALTY FINANCE FUND II, L.P.

	By:	/s/ Scott R. Zemnick
	Name:	Scott R. Zemnick
	Title:	Authorized Signatory

[SIGNATURE PAGES CONTINUE]

[Signature Page to First Amendment to Loan Agreement]

ACKNOWLEDGED AND AGREED:

CURO RECEIVABLES HOLDINGS I, LLC, as a Guarantor

By:	/s/ Roger Dean
Name:	Roger Dean
Title:	Executive VP & CFO

[Signature Page to First Amendment to Loan Agreement]